Exhibit 99.1

Press Release

Vantage Drilling Company Reports Second Quarter 2008 Results

Houston, TX (August 14, 2008) — Vantage Drilling Company (“Vantage”) (AMEX: VTG.U) (AMEX: VTG) (AMEX: VTG.WS) reports a net loss of $531,000 or $.01 per share for the three months ended June 30, 2008 as compared to net income of $648,000 or $.03 per share for the three months ended June 30, 2007.  Net income for the six month periods ended June 30, 2008 and 2007 were $640,000 or $.01 per diluted share and $648,000 or $.04 per diluted share, respectively.

Paul Bragg, President and Chief Executive Officer commented, “The second quarter has been a tremendous period of transformation for Vantage as we completed our acquisition of OGIL, established our operating base in Singapore and completed the build-up of our operations management team.”

Milestones completed during the second quarter:

•                  Completed the acquisition of Offshore Group Investment Limited (“OGIL”) which provided Vantage four Baker Marine Pacific Class 375 jackup rigs that are currently under construction, a contract for the purchase of a 12,000 ft. ultra-deepwater high-specification drillship that is currently under development and an option to purchase  a second 12,000 ft. ultra-deepwater high-specification drillship.

•                  Closed a $440.0 million credit facility to finance the completion of the jackup rigs.

•                  Established our operating base in Singapore to support our construction oversight and regional operations.

•                  Launched the Emerald Driller, the first of our jackup rigs scheduled for delivery in December 2008, and commenced the commissioning process.

•                  Keel laying on the Aquamarine Driller and Topaz Driller, which are scheduled for delivery in September and December 2009, respectively, bringing all of our jackup rigs into the construction phase.

Vantage will conduct a call at 11:00 AM EST on Friday, August 15, 2008 to discuss results and developments for the second quarter 2008. To access the conference call, U.S. callers may dial toll free (877) 719-9796 and international callers may dial (719) 325-4801. Please call ten minutes ahead of time to ensure proper connection.  A replay of the conference call will be available for two weeks following the call and can be accessed by dialing (888) 203-1112 for U.S. callers and (719) 457-0820 for international callers. The access code for the replay is 3685074.

Vantage, a Cayman Islands exempted company, is an offshore drilling contractor, with four Baker Marine Pacific Class 375 jackup drilling rigs and one ultra-deepwater drillship currently under development.  Vantage also has an option for the purchase of a second ultra-deepwater drillship that is currently under construction.

The information above includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in the company’s filings with the Securities and Exchange Commission. As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.

VANTAGE DRILLING COMPANY

(A Corporation in the Development Stage)

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,
	2008	2007
Revenue	$—	$—
Operating expenses
General and administrative	1,975,656	143,868
Depreciation	6,117	1,423
Total operating expenses	1,981,773	145,291

Loss from operations	(1,981,773)	(145,291)
Other income (expense)
Interest income	1,326,367	1,128,805
Interest expense	—	—
Total other income (expense)	1,326,367	1,128,805

Income (loss) before income taxes	(655,406)	983,514
Income tax provision (benefit)	(124,495)	335,366
Net income (loss)	$(530,911)	$648,148

Earnings Per Share
Basic	$(0.01)	$0.03
Diluted	$(0.01)	$0.03

VANTAGE DRILLING COMPANY

(A Corporation in the Development Stage)

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Six Months Ended June 30,		For the Period September 8, 2006 (inception) to
	2008	2007	June 30, 2008
Revenue	$—	$—	$—
Operating expenses
General and administrative	2,695,733	143,977	3,632,435
Depreciation	12,348	1,423	22,769
Total operating expenses	2,708,081	145,400	3,655,204

Loss from operations	(2,708,081)	(145,400)	(3,655,204)
Other income (expense)
Interest income	3,831,414	1,128,805	11,530,474
Interest expense	—	—	—
Total other income (expense)	3,831,414	1,128,805	11,530,474

Income before income taxes	1,123,333	983,405	7,875,270
Income tax provision	483,368	335,366	2,781,932
Net income	$639,965	$648,039	$5,093,338

Earnings Per Share
Basic	$0.01	$0.05	$0.17
Diluted	$0.01	$0.04	$0.15

VANTAGE DRILLING COMPANY

(A Corporation in the Development Stage)

CONSOLIDATED BALANCE SHEET

	June 30, 2008	December 31, 2007
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$77,314,358	$1,262,625
Restricted cash	600,000	—
Restricted cash held in trust account	—	273,109,051
Prepaid expenses and other assets	633,754	87,075
Total current assets	78,548,112	274,458,751
Deferred income taxes	1,125,432	311,607
Other assets	8,532,799	756,771
Property and equipment, net of accumulated depreciation of $22,769 and $10,421	490,559,453	111,651
TOTAL ASSETS	$578,765,796	$275,638,780

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$1,001,749	$61,518
Accrued liabilities	1,674,549	578,618
Deferred underwriters fee	—	8,280,000
Income taxes payable (receivable)	(142,652)	310,171
Total current liabilities	2,533,646	9,230,307

Long- term debt	34,000,000	—
Common stock, subject to possible redemption, 10,346,550 shares at redemption value	—	79,286,965
Commitments and contingencies	—	—
STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 1,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.001 par value, 400,000,000 and 100,000,000 shares authorized, and 75,708,331 and 42,375,000 shares issued and outstanding	75,708	42,375
Additional paid-in capital	540,093,953	185,159,318
Earnings accumulated during the development stage	2,062,489	1,919,815
Total stockholders’ equity	542,232,150	187,121,508
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$578,765,796	$275,638,780

VANTAGE DRILLING COMPANY

(A Corporation in the Development Stage)

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,		For the Period September 8, 2006 (inception) to
	2008	2007	June 30, 2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$639,965	$648,039	$5,093,338
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation expense	12,348	1,423	22,769
Stock-based compensation expense	183,728	—	183,728
Deferred income tax expense	(813,825)	—	(1,125,432)
Changes in operating assets and liabilities:
Restricted cash	(600,000)	—	(600,000)
Prepaid expenses and other assets	(606,098)	(183,184)	(693,173)
Accounts payable	940,231	626,087	1,001,749
Accrued liabilities	643,108	—	1,531,897
Net cash provided by operating activities	399,457	1,092,365	5,414,876
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of assets	(213,396,605)	—	(213,396,605)
Additions to property and equipment	(2,063,545)	(79,689)	(2,185,617)
Deferred acquisition costs	756,771	180,276	—
Restricted cash held in trust account	273,109,051	(269,960,000)	—
Net cash provided by (used in) investing activities	58,405,672	(269,859,413)	(215,582,222)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings under credit agreement	34,000,000	—	34,000,000
Debt issuance costs	(8,473,380)	—	(8,473,380)
Advances from stockholders of OGIL	3,300,000	—	3,300,000
Repayments of advances from stockholders of OGIL	(3,300,000)	—	(3,300,000)
Proceeds from issuance of common stock to initial stockholders	—	—	25,000
Proceeds from issuance of common stock and warrants in private placement	—	6,000,000	6,000,000
Proceeds from issuance of common stock and warrants to public stockholders	—	255,930,000	255,930,000
Proceeds from issuance of option to purchase common stock and warrants to underwriters	—	100	100
Proceeds from notes payable-stockholders	—	85,800	275,000
Repayment of notes payable-stockholders	—	(50,000)	(275,000)
Proceeds from deferred underwriters fee	—	8,280,000	8,280,000
Repayment of deferred underwriters fee	(8,280,000)	—	(8,280,000)
Redemption of common stock	(16)	—	(16)
Net cash provided by financing activities	17,246,604	270,245,900	287,481,704
Net increase (decrease) in cash and cash equivalents	76,051,733	1,478,852	77,314,358
Cash and cash equivalents—beginning of period	1,262,625	33,790	—
Cash and cash equivalents—end of period	$77,314,358	$1,512,642	$77,314,358

VANTAGE DRILLING COMPANY

(A Corporation in the Development Stage)

CONSOLIDATED STATEMENT OF CASH FLOWS

SUPPLEMENTAL INFORMATION

(Unaudited)

	Six Months Ended June 30,		For the Period September 8, 2006 (inception) to
	2008	2007	June 30, 2008
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for taxes	$1,750,016	$—	$4,050,016
Non-cash investing and financing transactions
Issuance of common stock and warrants for acquisition	$(275,000,000)	$—	$(275,000,000)
Increase in common stock, subject to possible redemption	—	76,753,407	—

Public & Investor Relations Contact:

Paul A. Bragg

Chairman and Chief Executive Officer

Vantage Drilling Company

(281) 404-4700